Exhibit 32

                       ADVANCED SPORTS TECHNOLOGIES, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANNES-OXLEY ACT OF 2002

         In connection with the quarterly report of Advanced Sports Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005 (the "Report"), I, James F. Mongiardo, Chief Executive Officer and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                By:  /s/              JAMES F. MONGIARDO
                                ----------------------------------------
                                         James F. Mongiardo
                                         Chief Executive Officer,
                                         President, and Chief Financial Officer
                                         November 15, 2005